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                                                                   Exhibit 99.44

GE CAPITAL MORTGAGE SERVICES, INC.

AMENDED MONTHLY STATEMENT

JANUARY 1997

REMIC Multi-Class Pass-Through Certificates

Series 1996-16

     Pursuant to the Pooling and Servicing Agreement dated as of November 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below are for a Single Certificate of $1,000:

     i) The amount of such distribution allocable to principal:

Class 16-A1 ...   $    0.00000000             Class 16-PO ...   $    0.92726831
Class 16-A2 ...   $    0.00000000             Class 16-M ....   $    0.61950355
Class 16-A3 ...   $    0.00000000             Class 16-B1 ...   $    0.61950377
Class 16-A4 ...   $   12.45959537             Class 16-B2 ...   $    0.61950357
Class 16-A5 ...   $    3.21281258             Class 16-B3 ...   $    0.61950348
Class 16-A6 ...   $  170.66555238             Class 16-B4 ...   $    0.61950413
Class 16-A7 ...   $  170.66555052             Class 16-B5 ...   $    0.61950016
Class 16-A8 ...   $    0.00000000             Class 16-R ....   $    0.00000000
                                              Class 16-RL ...   $    0.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 16-A1 ...   $    0.00000000             Class 16-M ....   $    0.00000000
Class 16-A2 ...   $    0.00000000             Class 16-B1 ...   $    0.00000000
Class 16-A3 ...   $    0.00000000             Class 16-B2 ...   $    0.00000000
Class 16-A4 ...   $   12.03540424             Class 16-B3 ...   $    0.00000000
Class 16-A5 ...   $    3.10343129             Class 16-B4 ...   $    0.00000000
Class 16-A6 ...   $  164.85518605             Class 16-B5 ...   $    0.00000000
Class 16-A7 ...   $  164.85518425             Class 16-R ....   $    0.00000000
Class 16-A8 ...   $    0.00000000             Class 16-RL ...   $    0.00000000
Class 16-PO ...   $    0.89569915


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     iii) The amount of such distribution to the
          Certificateholders of each class, allocable to
          Interest:

Class 16-A1 ...        5.72916661             Class 16-M ....        6.45435745
Class 16-A2 ...        5.93750000             Class 16-B1 ...        6.45435887
Class 16-A3 ...        7.50000000             Class 16-B2 ...        6.45435663
Class 16-A4 ...        6.08006882             Class 16-B3 ...        6.45435948
Class 16-A5 ...        4.20655159             Class 16-B4 ...        6.45436364
Class 16-A6 ...        5.02706019             Class 16-B5 ...        6.45436013
Class 16-A7 ...        8.34067216             Class 16-R ....        6.50000000
Class 16-A8 ...        6.45833286             Class 16-RL ...        6.50000000
                                              Class 16-S ....        0.42888651

     iv)  Accrual Amount Class A5A Component ...............    $    178,283.19

     v)   The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution ..................................          45,520.25

(b) The amounts below are for the aggregate of all Certificates.

     v)   The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution Date .........    $195,058,992.07

          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................                672

     vi)  The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution Date:

                                        Class Certificate           Single
                                        Principal Balance    Certificate Balance

                    Class 16-A1 ...      $ 27,430,000.00             1,000.00
                    Class 16-A2 ...      $ 38,884,000.00             1,000.00
                    Class 16-A3 ...      $  6,188,000.00             1,000.00
                    Class 16-A4 ...      $ 32,929,268.27               976.84
                    Class 16-A5 ...      $ 59,496,515.92               999.99
                    Class 16-A6 ...      $ 10,208,441.43               678.98
                    Class 16-A7 ...      $  1,646,522.82               678.98

                    Class 16-A8 ...      $  7,004,800.00             1,000.00
                    Class 16-PO ...      $    204,230.73               998.14
                    Class 16-M ....      $  3,520,646.26               998.76
                    Class 16-B1 ...      $  2,515,888.78               998.76
                    Class 16-B2 ...      $  2,514,890.01               998.76
                    Class 16-B3 ...      $  1,005,756.25               998.76
                    Class 16-B4 ...      $    604,252.76               998.76

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                    Class 16-B5 ...      $    905,578.84               998.76
                    Class 16-R ....      $        100.00             1,000.00
                    Class 16-RL ...      $        100.00             1,000.00
                    Class 16-S ....      $185,366,836.43               966.71

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0
          unpaid principal balance .........................    $             0
          number of related mortgage loans .................                  0

    viii) The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

         (a)  delinquent
            (1)  30-59 days
             Number                 6       Principal Balance   $  1,597,476.43
            (2)  60-89 days
             Number                 0       Principal Balance   $          0.00
            (3)  90 days or more
             Number                 0       Principal Balance   $          0.00

         (b)  in foreclosure
             Number                 0       Principal Balance   $          0.00

     ix)  The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00

     x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

              Class 16-S: ...............          0.514700%

     1.   Senior Percentage for such Distribution
          Date: ............................................        94.41487100%


     2.   Group I Senior Percentage for such Distribution
          Date: ............................................        90.88198800%

     3.   Group II Senior Percentage for such Distribution
          Date: ............................................         3.53288300%

     4.   Senior Prepayment Percentage for such Distribution
          Date: ............................................       100.00000000%

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     5.   Group I Senior Prepayment Percentage for such
          Distribution Date: ...............................       100.00000000%

     6.   Group II Senior Prepayment Percentage for such
          Distribution Date: ...............................         0.00000000%

     7.   Junior Percentage for such Distribution Date: ....         5.58512900%

     8.   Junior Prepayment Percentage for such Distribution
          Date: ............................................         0.00000000%